                                                                    EXHIBIT 99.2


FOR IMMEDIATE RELEASE



               CONTACTS:        INVESTOR                  MEDIA
                                Vishal Makhijani          Steve Diamond
                                Inktomi Corp.             Inktomi Corp.
                                650-653-2800              650-653-2877
                                vishalm@inktomi.com       sdiamond@inktomi.com



             INKTOMI REPORTS FOURTH QUARTER AND FISCAL 2001 RESULTS

              ENTERPRISE TRACTION CONTINUES WITH NEW CUSTOMER WINS

            CASH CONSUMPTION REDUCED BY 60 PERCENT FROM PRIOR QUARTER

        FOSTER CITY, Calif., October 18, 2001 - Inktomi Corp. (NASDAQ: INKT) today reported financial results for the fourth fiscal quarter and year ended September 30, 2001. Revenues for the quarter ended September 30, 2001 totaled $39.0 million as compared to revenues of $39.6 million for the quarter ended June 30, 2001 and pro forma revenues of $74.8 million for the quarter ended September 30, 2000. Pro forma revenues for the fiscal year ended September 30, 2001 totaled $191.5 million as compared to pro forma revenues of $208.5 million for the fiscal year ended September 30, 2000.

        Pro forma net loss for the quarter ended September 30, 2001 was $16.5 million, or $0.13 per share as compared to a pro forma net loss of $21.4 million or $0.17 per share for the quarter ended June 30, 2001 and pro forma net income of $6.5 million or $0.05 per share for the quarter ended September 30, 2000. Pro forma net loss for the fiscal year ended September 30, 2001 was $61.7 million or $0.49 per share as compared to pro forma net income of $8.5 million or $0.07 per share for the fiscal year ended September 30, 2000. Pro forma amounts exclude results of operations from Inktomi's divested Commerce business, non-cash employee stock compensation, amortization of goodwill

INKTOMI REPORTS FOURTH QUARTER AND FISCAL 2001 RESULTS                    PAGE 2


and certain one-time charges including a charge for the write-down of intangible assets, the write-down of certain investments in equity securities and restructuring costs. Net loss for the quarter and fiscal year ended September 30, 2001, in accordance with generally accepted accounting principles, was $45.0 million or $0.35 per share and $296.5 million or $2.36 per share, respectively.

        Inktomi Network Products business, comprised of industry-leading solutions for network caching, content distribution and media broadcasting, contributed $21.0 million in revenue for the quarter. Inktomi Search Solutions, which includes general Web search and related services and enterprise search, contributed $18.0 million in revenue. The company ended the quarter with $213.5 million in cash and short-term investments, of which $129.0 million is classified as long-term restricted cash.

        "Over the past year, we have managed the business through a significant downturn in the global economy while also directing the company's resources into new markets," said David Peterschmidt, president and CEO of Inktomi. "While the business environment remains challenging, I believe we have the products, partners, strategy and team to strengthen our market position and be poised to become profitable over the coming year."

        The quarter was marked by a reduction in cash consumption and strong days sales outstanding. The company used $16.2 million in cash and short-term investments in the quarter as compared to $42.1 million in the quarter ended June 30, 2001 reflecting cost control measures, working capital management, reduced headcount and the absence of


                                    -- MORE--

INKTOMI REPORTS FOURTH QUARTER AND FISCAL 2001 RESULTS                    PAGE 3


non-recurring payments made in prior quarters. The company also completed its recently announced restructuring and headcount reduction of 18 percent of its workforce, which the company believes will further reduce pro forma operating expenses in the quarter ending December 31, 2001. Days sales outstanding, or average days required to collect accounts receivable, at September 30, 2001 was 52 days as compared to 55 days at June 30, 2001 and 58 days at September 30, 2000.

        In the quarter ended September 30, 2001, Inktomi added new customers, shipped industry-leading appliances through OEM partners and continued to make strides into the enterprise market.

        The Inktomi Network Products business demonstrated the strength of its installed base with continuing business from leading companies such as AOL, Bank of America, Digital Island and Williams Communications. Inktomi also added new customers in the fourth quarter including the Army National Guard, CUNA Mutual Group and Toyota for its enterprise product offerings. In the quarter, Inktomi OEM hardware partners Compaq, Dell, F5 Networks, Hewlett-Packard and 3Com began shipping server-based appliances powered by Inktomi's leading network caching and streaming media products.

        Inktomi Search Solutions continued to add enterprise customers as marquee global corporations selected Inktomi to power their intranets and corporate Web sites. In the quarter, Deutsche Bank, the Smithsonian, Sony and the U.S. Customs Service selected Inktomi Enterprise Search to add powerful search capabilities to their Web sites and corporate intranets. Repeat business from Exxon-Mobil, Merck, Nokia, the U.S. Air


                                    -- MORE--

INKTOMI REPORTS FOURTH QUARTER AND FISCAL 2001 RESULTS                    PAGE 4


Force and Volvo also contributed to the quarter's revenues. Inktomi also signed contract renewals with AOL and MSN for Web search services.

        Inktomi has provided pro forma condensed consolidated results of operations for the quarter and year ended September 30, 2001 and 2000 based on its historical reporting format. In addition, Inktomi has provided consolidated results of operations in accordance with generally accepted accounting principles for the quarter and year ended September 30, 2001 and 2000 that reflect Inktomi's new revenue and cost of revenue classification methodology.

        Inktomi will hold a conference call and an audio Webcast today at 1:30 p.m. PST (4:30 p.m. EST) with David Peterschmidt and Jerry Kennelly, chief financial officer, to discuss additional details of Inktomi's fourth quarter and annual results. The Webcast can be accessed at www.inktomi.com/webcast.

ABOUT INKTOMI

        Based in Foster City, Calif., Inktomi develops and markets network infrastructure software essential for global enterprises and service providers. Inktomi's business is divided into Network Products, comprised of industry-leading solutions for network caching, content distribution, media broadcasting, and wireless technologies; and Search Solutions, which include general Web search and related services, and enterprise search. Inktomi's customer and strategic partner base includes companies such as America Online, AT&T, Compaq, Dell, Hewlett-Packard Company, Intel, Merrill Lynch, Microsoft, Nokia, Sun Microsystems and Yahoo! The company has offices in North America, Asia and Europe.

                                    -- MORE--

INKTOMI REPORTS FOURTH QUARTER AND FISCAL 2001 RESULTS                    PAGE 5


                                       ###

This announcement contains forward-looking statements regarding Inktomi's future financial and operating results. These statements are based on current expectations and are subject to a number of risks and uncertainties. Actual results for future periods could differ materially from those projected in any forward-looking statements. Factors that could affect the financial and operating results of Inktomi generally include our substantial dependence on caching, content distribution and media products; the uncertainty of market acceptance of these products; need to broadly penetrate the enterprise market; need to expand our sales and distribution capabilities, internally and through alliances; substantial competition; dependency on a small number of portal customers in the Web search business; the rapidly changing business environment; changing buying patterns of our customers and potential customers; need to develop, acquire and release new products and technologies; and risks associated with acquisitions, dispositions, strategic alliances, international operations and product release dates. For more information and additional risk factors, see "Factors Affecting Operating Results" contained in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 2001 and in other reports filed by Inktomi with the Securities and Exchange Commission. Inktomi expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any statements to reflect any change in Inktomi's expectations or any change of events, conditions or circumstances on which any such statements are based.

Copyright (C) 2001 INKTOMI CORPORATION. All Rights Reserved. Inktomi and the tri-colored cube logo are all trademarks or registered trademarks of Inktomi Corporation. All other company and product names referenced herein are the trademarks or registered trademarks of their respective holders.

INKTOMI CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data)


                                               FOR THE THREE                  FOR THE TWELVE
                                               MONTHS ENDED                    MONTHS ENDED
                                               SEPTEMBER 30,                   SEPTEMBER 30,
                                         -------------------------       -------------------------
                                           2001            2000*           2001            2000*
                                         ---------       ---------       ---------       ---------
Revenues
     Network products                    $  20,984       $  56,821       $ 114,114       $ 152,850
     Portal services                        18,029          18,000          77,386          55,673
                                         ---------       ---------       ---------       ---------
        Total revenues                      39,013          74,821         191,500         208,523

Operating expenses
     Cost of revenues                        7,525           9,669          31,945          27,431
     Sales and marketing                    27,528          38,336         136,153         115,472
     Research and development               16,668          15,535          71,810          48,399
     General and administrative              5,529           6,034          23,646          18,933
                                         ---------       ---------       ---------       ---------
        Total operating expenses            57,250          69,574         263,554         210,235
                                         ---------       ---------       ---------       ---------
Operating income (loss)                    (18,237)          5,247         (72,054)         (1,712)

Other  income, net                           1,924           4,287          11,274          15,906
                                         ---------       ---------       ---------       ---------
Pretax income (loss)                       (16,313)          9,534         (60,780)         14,194

Provision for income taxes                    (145)         (3,054)           (940)         (5,682)
                                         ---------       ---------       ---------       ---------
Net income (loss) per share              $ (16,458)      $   6,480       $ (61,720)      $   8,512
                                         =========       =========       =========       =========

Earnings per share

Basic net income (loss) per share        $   (0.13)      $    0.06       $   (0.49)      $    0.08
                                         =========       =========       =========       =========

Diluted net income (loss) per share      $   (0.13)      $    0.05       $   (0.49)      $    0.07
                                         =========       =========       =========       =========

Shares outstanding

Shares used in calculating basic
   net income (loss) per share             127,487         116,997         125,608         113,030
                                         =========       =========       =========       =========
Shares used in calculating diluted
   net income (loss) per share             127,487         132,318         125,608         125,529
                                         =========       =========       =========       =========


     Pro forma excludes all Commerce Division activity, acquisition-related costs, purchased in-process research and development, amortization of intangibles and other assets, impairment of intangibles and other assets, restructuring costs, impairment of investments, and amortization of deferred compensation. For the quarter ended September 30, 2001, a total of $28,568 was excluded from the Pro Forma Condensed Consolidated Statement of Operations.

     * These amounts give retroactive effect to the acquisition of FastForward Networks in October 2000. This transaction was accounted for as a pooling of interests.

INKTOMI CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)


                                                              FOR THE THREE                  FOR THE TWELVE
                                                              MONTHS ENDED                    MONTHS ENDED
                                                              SEPTEMBER 30,                   SEPTEMBER 30,
                                                        -------------------------       -------------------------
                                                           2001           2000*           2001            2000*
                                                        ---------       ---------       ---------       ---------
Revenues
     Licenses                                           $  17,772       $  51,724       $ 106,737       $ 135,796
     Services                                               9,230          13,454          40,538          36,294
     Web search                                            12,011          14,143          51,287          52,127
                                                        ---------       ---------       ---------       ---------
        Total revenues                                     39,013          79,321         198,562         224,217

Cost of revenues
     Licenses                                               1,951           2,914           7,277           6,449
     Services                                               2,878           4,647          18,245          13,952
     Web search                                             5,574           6,755          24,655          21,774
                                                        ---------       ---------       ---------       ---------
        Total cost of revenues                             10,403          14,316          50,177          42,175

Gross Profit                                               28,610          65,005         148,385         182,042

Operating expenses
     Sales and marketing                                   26,496          40,494         138,069         123,046
     Research and development                              16,368          19,161          77,925          59,714
     General and administrative                             6,112           6,132          24,581          19,121
     Amortization of intangibles and other assets          16,557          13,182          70,426          13,182
     Impairment of intangibles and other assets             2,600              --          44,915              --
     Restructuring                                          7,282              --          12,531              --
     Purchased in-process research and development             --           4,400             430           4,400
     Acquisition-related costs                                 --              --          19,497           3,999
                                                        ---------       ---------       ---------       ---------
        Total operating expenses                           75,415          83,369         388,374         223,462
                                                        ---------       ---------       ---------       ---------
Operating loss                                            (46,805)        (18,364)       (239,989)        (41,420)

Impairment of investments                                      --              --         (65,895)             --

Other  income, net                                          1,924           4,287          10,340          15,906
                                                        ---------       ---------       ---------       ---------
Pretax loss                                               (44,881)        (14,077)       (295,544)        (25,514)

Provision for income taxes                                   (145)         (1,031)           (938)         (1,826)
                                                        ---------       ---------       ---------       ---------
Net loss                                                $ (45,026)      $ (15,108)      $(296,482)      $ (27,340)
                                                        =========       =========       =========       =========
Earnings per share

Basic and diluted net loss per share                    $   (0.35)      $   (0.13)      $   (2.36)      $   (0.24)
                                                        =========       =========       =========       =========

Shares outstanding

Shares used in calculating basic and
   diluted net loss per share                             127,487         116,997         125,608         113,030
                                                        =========       =========       =========       =========


     * These amounts give retroactive effect to the acquisition of FastForward Networks in October 2000. This transaction was accounted for as a pooling of interests.

        Certain prior period balances have been reclassified to conform to the current period presentation.

INKTOMI CORPORATION

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

                                                         SEPTEMBER 30,    SEPTEMBER 30,
                                                              2001            2000*
                                                         -------------   --------------
ASSETS
     Current assets
        Cash and cash equivalents                          $  18,518       $  41,879
        Short-term investments                                65,995         176,632
                                                           ---------       ---------
           Total cash, cash equivalents and
                short-term investments                        84,513         218,511
        Accounts receivable, net                              22,449          50,633
        Prepaid expenses and other current assets              5,915           7,895
                                                           ---------       ---------
           Total current assets                              112,877         277,039
        Restricted Cash                                      128,957         119,616
        Investments in equity securities                       1,381         117,898
        Property and equipment, net                           76,101          85,055
        Intangibles and other assets                         263,807         319,648
                                                           ---------       ---------
           Total assets                                    $ 583,123       $ 919,256
                                                           =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY

     Current liabilities
        Accounts payable                                   $   7,979       $  10,101
        Accrued liabilities                                   58,646          38,816
        Deferred revenue                                      34,610          53,774
        Current portion of notes payable                       2,500           5,307
        Current portion of capital lease obligations           1,470           3,713
                                                           ---------       ---------
           Total current liabilities                         105,205         111,711
     Notes payable, less current portion                       4,231           1,261
     Capital lease obligations, less current portion           1,418           2,487
     Other liabilities                                           288             735
                                                           ---------       ---------
           Total liabilities                                 111,142         116,194

     Stockholders' equity

        Common Stock, $0.001 par value; 1,500,000
           authorized at September 30, 2001 and 2000,
           respectively; 129,110 and 126,649
           outstanding at September 30, 2001 and
           2000, respectively                                    129             127
        Additional paid-in capital                           897,241         894,844
        Deferred compensation and other                      (20,824)        (46,514)
        Accumulated other comprehensive income (loss)         (2,545)         60,143
        Accumulated deficit                                 (402,020)       (105,538)
                                                           ---------       ---------
           Total stockholders' equity                        471,981         803,062
                                                           ---------       ---------
           Total liabilities and stockholders' equity      $ 583,123       $ 919,256
                                                           =========       =========

     * These amounts give retroactive effect to the acquisition of FastForward Networks in October 2000. This transaction was accounted for as a pooling of interests.

        Certain prior period balances have been reclassified to conform to the current period presentation.